UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 6, 2020
Encompass Health Corporation
(Exact name of Registrant as specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(IRS Employer Identification No.)

9001 Liberty Parkway, Birmingham, Alabama 35242
(Address of Principal Executive Offices, Including Zip Code)
(205) 967-7116
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.     Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EHC	New York Stock Exchange

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 6, 2020, Encompass Health Corporation (the “Company”) held its 2020 annual meeting of stockholders (the “Annual Meeting”) at www.virtualshareholdermeeting.com/EHC2020. During the Annual Meeting, the stockholders of the Company voted on the following proposals:

1.	election of all 14 persons nominated by the Company’s board of directors;

2.	ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm; and

3.
approval of the compensation of the Company’s named executive officers, as disclosed in the proxy statement filed on March 27, 2020 pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

As of the record date for the Annual Meeting, there were 99,489,394 shares of the Company’s common stock issued and outstanding. Each share of common stock was entitled to one vote on each matter properly brought before the Annual Meeting. The common stock voted together as a class. Votes representing 90.2% of the combined voting power of the common stock were represented by proxy at the Annual Meeting.
The final voting results for the Annual Meeting were as follows:

•	Proposal 1, election of directors, each of the nominees was elected:

Name of Nominee	Votes For	Votes Against	Votes Abstained
Greg D. Carmichael	83,824,370	109,899	43,785
John W. Chidsey	82,874,067	1,060,875	43,112
Donald L. Correll	82,838,286	1,096,646	43,122
Yvonne M. Curl	82,219,465	1,715,891	42,698
Charles M. Elson	82,647,698	1,286,610	43,746
Joan E. Herman	83,573,484	362,693	41,877
Leo I. Higdon, Jr.	82,610,045	1,325,460	42,549
Leslye G. Katz	83,665,882	268,105	44,067
Patricia A. Maryland	83,761,930	173,543	42,581
John E. Maupin, Jr.	82,866,643	1,067,599	43,812
Nancy M. Schlichting	83,753,681	182,358	42,015
L. Edward Shaw, Jr.	82,771,833	1,162,595	43,626
Mark J. Tarr	82,943,354	991,289	43,411
Terrance Williams	83,741,972	191,832	44,250

•	Proposal 2, ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, passed:

Votes For	Votes Against	Votes Abstained
88,657,308	999,658	44,271

•	Proposal 3, approval of the compensation of the Company’s named executive officers, passed:

Votes For	Votes Against	Votes Abstained
81,709,448	2,210,300	58,306
Proposals 1 and 3 each received 5,723,183 broker non-votes. There were no broker non-votes on Proposal 2.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCOMPASS HEALTH CORPORATION

By:	/S/ Patrick Darby
	Name:	Patrick Darby
	Title:	Executive Vice President, General Counsel and Corporate Secretary

Dated: May 11, 2020